f                                                                     Exhibit 2

                                                                EXECUTION COPY



                                VOTING AGREEMENT
                                ----------------

          VOTING  AGREEMENT,  dated as of January 6, 2005 (this  "Agreement"),
                                                                  ---------
among JPMorgan Chase Bank, National Association, a national banking association ("Parent"), and each person listed on the signature page hereof as
              ------
a stockholder (each, a "Stockholder" and, collectively, the "Stockholders") of
                        -----------                          ------------
the Company (as defined below).

                                    RECITALS

          WHEREAS, Vastera, Inc. is a corporation organized under the laws of the State of Delaware (the "Company"). Each Stockholder "beneficially
                                    -------
owns" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of the Company (the "Common
                                                                        ------
Stock") set forth opposite such Stockholder's name on Exhibit A hereto (such
-----                                                 -------
shares of Common Stock, together with all other shares of capital stock of the Company acquired by any Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares");
                                                              --------------
and

          WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, JPM Merger Sub Inc., a corporation organized under the laws of the State of Delaware ("Merger Sub"), and the Company are entering into an
                           ----------
Agreement and Plan of Merger (as the same may from time to time be modified, supplemented or restated, the "Merger Agreement") providing for the merger of
                               ----------------
Merger Sub with and into the Company, with the Company surviving the Merger (the "Merger") upon the terms and subject to the conditions set forth therein; and
 ------

          WHEREAS, as a condition to entering into the Merger Agreement, Parent has required that the Stockholders enter into this Agreement, and the Stockholders desire to enter into this Agreement to induce Parent to enter into the Merger Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

          Section 1. Representations and Warranties of each Stockholder. Each
                     --------------------------------------------------
Stockholder, severally and not jointly, represents and warrants to Parent as follows:

             (a)  Authority.  Such  Stockholder  is duly  organized,  validly
                  ---------
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
incorporation or organization (as applicable). Such Stockholder has all requisite power (corporate or other) and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder.


             (b) No Conflicts.  (i) No filing with any  governmental  body or
                 ------------
authority,and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby (except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended) and (ii) none of the execution and delivery of this Agreement by such Stockholders, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) if such Stockholder is not an individual, conflict with or result in any breach of the organizational documents of any Stockholder, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its Subject Shares may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder or any of its Subject Shares, except for any of the foregoing as could not reasonably be expected to materially impair such Stockholder's ability to perform its obligations under this Agreement.

               (c) The Subject Shares. Exhibit A sets forth such Stockholder's
                   ------------------  -------
name and the number of Subject Shares over which such Stockholder has record and beneficial ownership as of the date hereof. As of the date hereof, such Stockholder is the record or beneficial owner of the Subject Shares, or is trustee of a trust that is the record holder of and whose beneficiaries are the beneficial owners of, such Subject Shares denoted as being owned by such Stockholder on Exhibit A and has the sole power to vote (or cause to be voted)
               -------
such Subject Shares. Except as set forth on such Exhibit A, neither such
                                                 -------
Stockholder nor any controlled affiliate of such Stockholder owns or holds any right to acquire any additional shares of any class of capital stock of the Company or other securities of the Company or any interest therein or any voting rights with respect thereto.

               (d) Title. Such Stockholder has good and valid title to the
                   -----
Subject Shares denoted as being owned by such Stockholder on Exhibit A, free and
                                                             -------
clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement or as could not reasonably be expected to materially impair such Stockholder's ability to perform its obligations under this Agreement.

               (e) Reliance By Parent. Such Stockholder understands and
                   ------------------
acknowledges that Parent is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

               (f) Litigation. To the knowledge of such Stockholder, there is no
                   ----------
action, proceeding or investigation pending or threatened against such Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

          Section 2. Representations And Warranties Of Parent. Parent hereby
                     ----------------------------------------
represents and warrants to the Stockholders as follows:

               (a) Due Organization, Etc. Parent is duly organized, validly
                   ---------------------
existing and in good standing under the laws of the State of Delaware. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms.

               (b) Conflicts. (i) No filing with any governmental authority, and
                   ---------
no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby, and (ii) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent of any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of Parent, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound, or
(C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as could not reasonably be expected to impair Parent's ability to perform its obligations under this Agreement.

               (c) Reliance By The Stockholders. Parent understands and
                   ----------------------------
acknowledges that the Stockholders are entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

          Section 3. Covenants Of Each Stockholder. Until the termination of
                     -----------------------------
this Agreement in accordance with Section 5, each Stockholder, in its capacity as such, agrees, severally and not jointly, as follows:

               (a) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought from the stockholders of the Company, such Stockholder shall vote (or cause to be voted) the Subject Shares (and each class thereof) in favor of the approval of the Merger and the approval and adoption of the Merger Agreement and each of the Transactions. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Each Stockholder agrees not to enter into any agreement or commitment with any person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3(a).

               (b) Such Stockholder hereby appoints Tod Burwell and Paul Simpson, and each of them individually, as such Stockholder's proxy and attorney-in-fact, with full power of substitution and resubstitution, solely to vote or act by written consent prior to the termination of this Agreement with respect the Subject Shares in accordance with Section 3(a). This proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder shall promptly cause a copy of this Agreement to be deposited with the Company at its principal place of business. Each Stockholder shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy. The proxy and power of attorney granted pursuant to this Section 3(b) by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder inconsistent with the proxy hereby granted. The power of attorney granted by such Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

               (c) Except as provided in Section 3(b), such Stockholder agrees not to, directly or indirectly, (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer") or enter into any
                                                 --------
agreement, option or other arrangement with respect to, or consent, a Transfer of, any or all of the Subject Shares to any person, that is inconsistent with its obligations under this Agreement, or (ii) grant any proxies, deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Subject Shares, in each case that is inconsistent with this Agreement.

               (d) Such Stockholder hereby represents that it is not now engaged in discussions or negotiations with any party other than Parent with respect to any Acquisition Proposal.

               (e) At the request of Parent, such Stockholder shall use all reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things reasonably necessary, proper or advisable to carry out the intent and purposes of this Agreement.

          Section 4. Stockholder Capacity. No Person executing this Agreement
                     --------------------
who is or becomes during the term of this Agreement a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person's capacity as a director or officer. Each Stockholder is entering into this Agreement solely in his or her capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Stockholder in his or her capacity as a director or officer of the Company.

          Section 5. Termination. This Agreement shall terminate (i) upon the
                     -----------
earlier of (A) the Effective Time and (B) the date of the termination of the Merger Agreement and (C) with respect to a Stockholder who suffers a material adverse effect from an amendment made to the Merger Agreement, the date on which such amendment is made to the Merger Agreement and (D) with respect to a Stockholder who sells its Subject Shares as permitted by this Agreement, the date of such sale and (E) August 31, 2005, or (ii) at any time upon notice by Parent to the Stockholders. No party hereto shall be relieved from any liability for breach by such party of this Agreement by reason of any such termination. Notwithstanding the foregoing, Section 6 and Sections 9 through 21, inclusive, of this Agreement shall survive the termination of this Agreement. Except as specifically provided in the preceding sentence, all representations, warranties, covenants and agreements set forth herein shall terminate as of the Effective Time.

          Section 6. Appraisal Rights. To the extent permitted by applicable
                     ----------------
law, each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

          Section 7. Publication. Each Stockholder hereby authorizes Parent and
                     -----------
the Company to publish and disclose in the press release announcing the transaction and in the Proxy Statement and the Registration Statement (including any and all documents and schedules filed with the Securities and Exchange Commission relating thereto) its identity and ownership of shares of Common Stock as each are set forth on Exhibit A attached hereto and the nature of such Stockholder's commitments, arrangements and understandings pursuant to this Agreement. Parent and/or the Company will allow each Stockholder an opportunity to review and comment on any language in the press release announcing the transaction and in the Proxy Statement and the Registration Statement that refers to such Stockholder.

          Section 8. Governing Law. This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the State of Delaware, without regard to any principles or rules of conflicts of laws thereof.

Section 9.        Jurisdiction; Waiver Of Jury Trial.
                  ----------------------------------

               (a) Each of the parties hereto irrevocably and unconditionally
(i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the courts of the State of Delaware or the United States District Court for the District of Delaware (each, a "Delaware Court"),
                                                             --------------
(ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any Delaware Court, and any claim that any such action or proceeding brought in any Delaware Court has been brought in an inconvenient forum, and
(iii) submits to the non-exclusive jurisdiction of Delaware Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a Delaware Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

               (b) EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

          Section 10. Specific Performance. Each Stockholder acknowledges and
                      --------------------
agrees that (i) the covenants, obligations and agreements of such Stockholder contained in this Agreement relate to special, unique and extraordinary matters,
(ii) Parent is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement, and (iii) a violation of any of the terms of such covenants, obligations or agreements will cause Parent irreparable injury for which adequate remedies are not available at law. Therefore, each Stockholder agrees that Parent shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain such Stockholder from committing any violation of such covenants, obligations or agreements. The parties further agree that specific performance is the only remedy available to Parent under this Agreement and monetary damages will not be available to Parent under any circumstances, even if specific performance is not available for any reason whatsoever.

          Section 11. Amendment, Waivers, Etc. Neither this Agreement nor any
                      -----------------------
term hereof may be amended or otherwise modified other than by an instrument in writing signed by Parent and the affected Stockholders. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

          Section 12. Assignment; No Third Party Beneficiaries. This Agreement
                      ----------------------------------------
shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided, however, that Parent may, in its sole discretion, assign or transfer all or any of its rights, interests and obligations under this Agreement to Merger Sub or any direct or indirect wholly-owned subsidiary of Parent. This Agreement shall be binding upon the respective heirs, legal representatives and permitted transferees of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, legal representatives and permitted transferees, any right, remedy or claim under or in respect of this Agreement or any provision hereof. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          Section 13. Notices. All notices, consents, requests, instructions,
                      -------
approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic conformation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

          If to Parent, to:

                  JPMorgan Chase Bank, National Association
                  10420 Highland Mn Drive, Bl 2, 4th Fl
                  Tampa, FL 33610
                  Attention: Tod R Burwell, Vice President
                  Telephone No.: (813) 432-5281
                  Facsimile No.: (813) 432-5173

                  with copies to:

                  JPMorgan Chase Bank, National Association
                  Legal Department
                  1 Chase Manhattan Plaza, 25th Fl
                  New York, NY 10081
                  Attention: Richard M. Gottlieb, Senior Vice President Telephone No.: (212) 552-1401
                  Facsimile No.: (212) 383-0249

                  and

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  1440 New York Avenue, N.W.
                  Washington, DC  20005
                  Attention:  Marcia R. Nirenstein
                  Telephone:  (202) 371-7000
                  Facsimile:  (202) 393-5760

          If to any Stockholder, to the addresses set forth under such Stockholder's name on Exhibit A hereto or to such other address as the party to
                      -------
whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

          Section 14. Severability. If any provision of this Agreement is held
                      ------------
to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          Section 15. Integration. This Agreement (together with the Merger
                      -----------
Agreement solely to the extent referenced herein), including Exhibit A hereto,
                                                             -------
constitutes the full and entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes any and all prior understandings or agreements relating to the subject matter of this Agreement.

          Section 16. Mutual Drafting. Each party hereto has participated in the
                      ---------------
drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

          Section 17. Section Headings. The section headings of this Agreement
                      ----------------
are for convenience of reference only and are not to be considered in construing this Agreement.

          Section 18. Counterparts. This Agreement may be executed in one or
                      ------------
more counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 19. Acknowledgement. The parties hereto acknowledge and agree
                      ---------------
that this Agreement is entered into pursuant to the provisions of Section 218(c) of the Delaware General Corporation Law.

          Section 20. Capitalized Terms. For purposes of this Agreement,
                      -----------------
capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

          Section 21. Definitions. References in this Agreement (except as
                      -----------
specifically otherwise defined) to "affiliates" shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership of other ownership interests, by contract or otherwise. References in the Agreement to "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange
Act) or organization, including, without limitation, a governmental body or authority.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.



                                           JPMORGAN CHASE BANK,
                                           NATIONAL ASSOCIATION




                                           By:
                                           --------------------------------
                                           Name:
                                           Title:


                                           TCV II, V.O.F.




                                           By:
                                           --------------------------------
                                           Name: Robert Bensky
                                           Title:


                                           TCV II, L.P.




                                        By:
                                        --------------------------------
                                        Name: Robert Bensky
                                        Title:


                                        TCV II(Q), L.P.




                                        By:
                                        --------------------------------
                                        Name: Robert Bensky
                                        Title:

                                        TCV II STRATEGIC PARTNERS, L.P.




                                        By:
                                        --------------------------------
                                        Name: Robert Bensky
                                        Title:


                                        TCV II, C.V.




                                        By:
                                        --------------------------------
                                        Name: Robert Bensky
                                        Title:


                                        TCV IV, L.P.




                                        By:
                                        --------------------------------
                                        Name: Robert Bensky
                                        Title:


                                        TCV IV, STRATEGIC PARTNERS, L.P.




                                        By:
                                        --------------------------------
                                        Name: Robert Bensky
                                        Title:

                                                                     Exhibit A

                                  STOCKHOLDERS
                                  ------------

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Name and Address                                       Number of Subject Shares
----------------                                       ------------------------
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TCV II, V.O.F.                                                           19,904

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky

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TCV II, L.P.                                                            612,765

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky
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Name and Address                                       Number of Subject Shares
----------------                                       ------------------------
-------------------------------------------------------------------------------

TCV II(Q), L.P.                                                         471,103

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky


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TCV II STRATEGIC PARTNERS, L.P.                                          83,603

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky


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TCV II, C.V.                                                             93,556

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky



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-------------------------------------------------------------------------------
Name and Address                                       Number of Subject Shares
----------------                                       ------------------------
-------------------------------------------------------------------------------

TCV IV, L.P.                                                          2,571,535

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky


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TCV IV, STRATEGIC PARTNERS, L.P.                                         95,885

Notice Addresses
----------------
Technology Crossover Ventures
528 Ramona Street
Palo Alto, CA 94301
Attn: Kimberly Madgett-Schwan

Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert Bensky


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